Exhibit 99.2

SunCoke Energy, Inc.

Q1 2014 Earnings

Conference Call

April 24, 2014

Exhibit 99.2

Forward-Looking Statements

This slide presentation should be reviewed in conjunction with the First Quarter 2014 earnings release of SunCoke Energy, Inc. (SunCoke) and the conference call held on April 24, 2014 at 9:45 a.m. ET.

Some of the information included in this presentation constitutes “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements in this presentation that express opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SunCoke or the Partnership, in contrast with statements of historical facts, are forward-looking statements. Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include information concerning possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions.

Although management believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all. Moreover, such statements are subject to a number of assumptions, risks and uncertainties. Many of these risks are beyond the control of SunCoke and the Partnership, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Each of SunCoke and the Partnership has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement. For more information concerning these factors, see the Securities and Exchange Commission filings of SunCoke and the Partnership. All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. Although forward-looking statements are based on current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof. SunCoke and the Partnership do not have any intention or obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or after the date of this presentation, except as required by applicable law.

This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix.

SXC Q1 2014 Earnings Call

Q1 2014 Earnings Overview

Adjusted EBITDA[1]


($ in millions)
$52.3
$33.6
1Q13
1Q14

Earnings Per Share (diluted)


($ per share)
$0.03
($0.11)
1Q13
1Q14

[1] For a definition and reconciliation of Adjusted EBITDA, please see appendix.

Challenging Q1

- Weak Indiana Harbor performance due to weather and refurbishment impacts
- Weather impacted yields, volumes and costs, decreasing Adj. EBITDA ~$7M across rest of fleet versus expectations

EPS loss of $0.11/share reflects

- Weak Adj. EBITDA
- Accelerated depreciation at Indiana Harbor

Lowering FY 2014 guidance

- Adj. EBITDA outlook now $220M - $240M

Initiated corporate restructuring

- Reducing costs and aligning organization in view of evolving structure

Executed dropdown agreement

- $365M total consideration for 33% interest in Haverhill and Middletown

SXC Q1 2014 Earnings Call
2

Proposed Dropdown Transaction[1]



Granite City
Indiana Harbor
Jewell Coke
Haverhill & Middletown (2% interest)
Domestic Coke
SunCoke Energy™
International Coke
Coal Mining
Haverhill & Middletown (33% interest)
~$44M Adj. EBITDA, net of incremental corporate costs
$365M total consideration, or 8.3x EBITDA
• ~$271M assumption of SXC debt
• ~$80M SXCP Common Units
• ~$3M General Partner interest
• ~$3M cash ($7.0M retained at SXCP)
Middletown (65% interest)
Haverhill (65% interest)
Cokemaking
SXCP™
SXCPartners
Coal Logistics
~$23M increase in distributable cash flow

(1) Subject to customary closing conditions—anticipate May '14 close.

SXC Q1 2014 Earnings Call

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Q1 2014 Financial Results

($ in millions, except volumes and per share)	Q1'14	Q1'13	Q1'14 vs. Q1'13
Domestic Coke Sales Volumes	948	1,058	(110)
Coal Sales Volumes	398	373	25
Revenue	$358.0	$451.5	($93.5)
Operating Income	$4.7	$27.0	($22.3)
Net Income Attributable to Shareholders	($7.8)	$2.1	($9.9)
Earnings Per Share	($0.11)	$0.03	($0.14)
Coke Adjusted EBITDA (1)	$48.6	$62.7	($14.1)
Coal Adjusted EBITDA (2)	($8.0)	($4.6)	($3.4)
Coal Logistics Adj. EBITDA	$2.1	n/a	$2.1
Corporate/Other	($9.1)	($5.8)	($3.3)
Adjusted EBITDA (2)	$33.6	$52.3	($18.7)

(1) Coke Adjusted EBITDA includes Domestic Coke , Brazil Coke and India Coke segments.
(2) For a definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA per ton, please see appendix.

Adj. EBITDA down 36%

- Domestic Coke impacted by
  - Weak Indiana Harbor production and higher costs drove loss of $6.6M; ~$12M below expectations
  - Severe weather reduced production, yield and reliability of coal deliveries; impact of ~$7M below expectations
- Coal loss due to continued price headwinds partly offset by higher volumes and lower costs
  - Cash production cost improved $9 per ton
  - Launching sale process
- Corporate includes $1.4M restructuring charge

SXC Q1 2014 Earnings Call

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Adjusted EBITDA(1) Bridge – Q1 ‘13 to Q1 ‘14

Adjusted EBITDA impacted by severe weather and weak Indiana Harbor performance

($ in millions)

($3.9)

Restructuring

costs ($1.4M)

Volume India hedge gain

($5.8M)($10.3) in Q1 ’13

Higher($0.9M)

fee $0.1 $2.1($3.4)

$2.6M

$52.3 Weather($3.3 )

Volume ($7.2M)(~$2M)

Yield ($4.6M)

Slightly higher $33.6

energy

Q1 2013 Indiana Domestic International Coal Coal Corporate Q1 2014

Adjusted Harbor Coke ex. Coke (2) Logistics Mining Costs Adjusted

EBITDA (1) Indiana EBITDA (1)

Harbor

(1) For a definition and reconciliation of Adjusted EBITDA, please see the appendix.

(2) Includes Brazil Coke and India Coke.

SXC Q1 2014 Earnings Call

Diluted EPS Bridge – Q1 ‘13 to Q1 ‘14

EPS impacted by lower earnings and higher depreciation costs, partly offset by lower financing costs and taxes

$0.03

Q1 ’13 impact of

unfavorable tax($0.11)

items $0.05

($0.27) Indiana Harbor $0.02

accelerated

depreciation Q1 ’13 SXCP IPO

($0.04) related financing

costs $0.05 $0.13

($0.07) $0.05

Q1 2013 EPS(1) Adjusted DD&A Interest Taxes Other Q1 2014 EPS(1)

EBITDA Expense

(1)

EPS attributable to SXC.

SXC Q1 2014 Earnings Call

Domestic Coke Business Summary

Achieved Adjusted EBITDA per ton of $49 in Q1 2014, reflective of loss at Indiana Harbor

Domestic Coke Production Domestic Coke Adjusted EBITDA(1) Per Ton

(thousands of tons)

1,051 1,081 1,081 1,056 54/ton

158 153 944 $ 49/ton(2)

152 154

$61 $61 $64 $57 $47

171 176 150

167 172

153

290 297 295 291

264

264 276 273 255 $57

199 $47

178 179 184 184 178

Q1 ‘13 Q2 ‘13 Q3 ‘13 Q4 ‘13 Q1 ‘14

Q1 ‘13 Q2 ‘13 Q3 ‘13 Q4 ‘13 Q1 ‘14

Jewell Indiana Harbor Haverhill Granite City Middletown Adjusted EBITDA Adjusted EBITDA/ton

(1) For a definition of Adjusted EBITDA and Adjusted EBITDA/Ton and reconciliations, see appendix. (2) Includes Indiana Harbor Adjusted EBITDA loss of $6.6m, or ~$7 per ton.

SXC Q1 201 Earnings Call

Indiana Harbor Projects

Refurbishment project completed
(excluding PCM deliveries in Q3/Q4)
- $104M capital cost includes replacement of doors, lentils, buckstays, tie rods, stacks and coke shed sections plus 2 new PCMs

In Q1, identified need for oven floor and sole flue replacement on ~80 ovens
- Estimate additional ~$15M of capital and $5M of expense
- Expect to recognize ~$10M accelerated depreciation of internal oven work
- Replaced floors and sole flues expected to last longer, require less maintenance and support higher production

Initial plan to scrap and replace 2 of 4 existing PCMs; now scrapping all 4
- Anticipate additional accelerated depreciation of ~$8M

New Oven Exterior



New Oven Internals



SXC Q1 2014 Earnings Call
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Indiana Harbor Outlook

Early signs of improvement emerging

Average tons pushed per day up

Delivery of pusher/charger machines to further enable ramp-up in 2H

Q2/early Q3 anticipated blast furnace outage

Outage may result in inventory build and/or deferred payment terms Maximum production needed after outage

Projected FY 2014 Adjusted EBITDA of $20M - $25M to be second-half loaded

SXC Q1 2014 Earnings Call

Monthly Average Tons Pushed per Day

(through April 20)

3,000 2,812

2,500 2,352 2,413

2,000 1,889

1,500

Dec-13 Jan-14 Feb-14 Mar-14 Apr-14

2014E Coke Production

(quarter estimates in thousands of tons)

3,400

(average tons per day) 3,200

2,200 2,900

260-270 285-295 300-310

199

Q1 2014A Q2 2014E Q3 2014E Q4 2014E

Coal Mining Financial Summary

Coal Mining Adjusted EBITDA[1] and Avg. Sales Price/Ton[2]

($ in millions, except per ton amounts)



$127
$118(3)
$123
$133(4)
$118
$121
$114
$120
$118
$99
($12)
($6)
($6)
($23)
($20)
($5)
($3)
($3)
($9)
($8)
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Coal Adjusted EBITDA
Coal Adj EBITDA / ton
Average Sales Price
Coal Cash Cost / ton

Coal Sales, Production and Purchases

	Q1 '13	Q2 '13	Q3 '13	Q4 '13	Q1 '14
Coal Sales	373	457	433	389	398
Coal Production	351	367	350	275	306
Purchased Coal	18	91	110	115	91
Reject Rate (%)	66	70	70	70	68

(1) For a definition and a reconciliation of Adjusted EBITDA, please see the appendix.
(2) Avg. Sales Price is weighted avg. price for all sales, including to affiliates and Jewell Coke.
(3) Excludes the benefit of a $0.4 million decline in accrued potential fines and penalties.
(4) Excludes Black Lung liability charge of $1.7 million and charges for accrued potential fines and penalties of $0.2 million.

Q1 2014 Adjusted EBITDA down $3.5 million YOY

- Driven by ~$22 per ton decline in average price, partly offset by $9 reduction in cash cost per ton
- Production decline offset by increased coal purchases

2014 Coal Adj. EBITDA outlook remains ($20M) – ($30M)

- Exited Q1 at ~$110/ton cash cost per ton on productivity gains and cost control

Launching sale process

10

SXC Liquidity Position

Despite weak quarter and working capital use, ended period with ample liquidity

($ in millions)

$233.6 $29.0($36.5)

($3.8)

$46.3

Attributable to Accts payable ($17.6M)($38.1)

SXCP Accrued liabilities ($22.5M)(1)

$178.2

Interest payable ($10.4M)($6.0) SXCP

Receivables +$10.0M(2) Q4 distribution $19.2 Revolver

Inventories +$10.5M to SXCP Availability:

Indiana Harbor unitholders: $109M

$187.3 refurbishment ($14.7M)($6.4M)

Ongoing ($12.8M) SXC

Environmental project Revolver

($10.6M) $159.0 Availability:

$148M

Q4 2013 Q1 2014 DD&A Working Capex Financing Q1 2014

Cash Balance Net Loss Capital & Other Activities Cash Balance

(1) Includes early payment on $13.1M of accrued sales discounts.

(2) Reflects collection on Q4 ‘13 extended payment term of ~$20M.

SXC Q1 2014 Earnings Call

Consolidated Guidance Summary

Updating FY 2014 guidance for the Q1 weather impact; plan to update for dropdown transaction after expected May close

Original 2014 Revised 2014

Metric

Guidance Guidance

Adjusted EBITDA (1)

Consolidated $230 – $255 million $220 – $240 million

Attributable to SXC $183 – $203 million $173 – $188 million

EPS Attributable to SXC

$0.35 – $0.60 $0.08 – $0.33

Shareholders (diluted)

Cash Flow from Operations ~$170 million ~$160 million

Capital Expenditures ~$117 million ~$138 million

Investments n/a n/a

Effective Tax Rate 20% – 26% 20% – 26%

Cash Tax Rate 10% – 18% 10% – 18%

Domestic Coke Production ~4.3 million tons ~4.2 million tons

Coal Production ~1.3 million tons ~1.3 million tons

(1) Please see appendix for a definition of Adjusted EBITDA.

SXC Q1 2014 Earnings Call

Diluted EPS Bridge – FY 2014 Guidance Change

Updating FY 2014 guidance for weak Q1 results; plan to update for dropdown transaction after expected May close



$0.35- $0.60
~($0.18)
~($0.26)
~$0.07
~$0.09
$0.08 - $0.33
Original FY 2014 EPS Guidance (1)
EBITDA
Accelerated Depreciation at Indiana Harbor
Interest Expense
Taxes
Current FY 2014 EPS Guidance (1)

(1) Attributable to SXC.
(2) After tax impact of earnings/DD&A attributable to SXC assuming assuming 23% effective tax rate.

SXC Q1 2014 Earnings Call
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2014 Priorities

Operations Excellence

Maintain top quartile safety performance in all businesses Get plants back on track after harsh winter and revitalize Indiana Harbor Execute environmental remediation project

Drive Growth

Obtain final permit for new coke plant and seek customer commitments Leverage SXCP to pursue further opportunities in cokemaking, coal logistics and entry into ferrous value chain

Optimize Business and Capital Structure

Complete first dropdown to SXCP and related financing Execute strategic exit from coal mining business

SXC Q1 2014 Earnings Call

QUESTIONS

SXC Q1 2014 Earnings Call

Investor Relations: 630-824-1907 www.suncoke.com

APPENDIX

SXC Q1 2014 Earnings Call

Definitions

Adjusted EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization (“EBITDA”) adjusted for sales discounts and the interest, taxes, depreciation, depletion and amortization attributable to our equity method investment. EBITDA reflects sales discounts included as a reduction in sales and other operating revenue. The sales discounts represent the sharing with customers of a portion of nonconventional fuel tax credits, which reduce our income tax expense. However, we believe our Adjusted EBITDA would be inappropriately penalized if these discounts were treated as a reduction of EBITDA since they represent sharing of a tax benefit that is not included in EBITDA. Accordingly, in computing Adjusted EBITDA, we have added back these sales discounts. Our Adjusted EBITDA also includes EBITDA attributable to our equity method investment. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure of the operating performance of the Company’s net assets and provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance. Adjusted EBITDA is a measure of operating performance that is not defined by GAAP, does not represent and should not be considered a substitute for net income as determined in accordance with GAAP. Calculations of Adjusted EBITDA may not be comparable to those reported by other companies.

EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization.

Adjusted EBITDA attributable to SXC/SXCP equals Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests.

Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold.

SXC Q1 2014 Earnings Call

India Coke

Visa SunCoke Q2’13 Q3’13 Q4’13 FY’13 Q1’14

Coke Production Volumes (000s short tons) 69 93 107 269 113

Coke Sales Volumes (000s short tons) 52 97 108 257 122

Capacity Utilization (%) 63% 84% 95% 79% 102%

EBITDA attributable to SXC (1) ($ million) $0.8($2.1) $2.2 $0.9 $0.1

EBITDA $/ton (excluding FX impact)(1) $31 $6 $25 $19 $2

FX impact $/ton -($51) $16($11)($1)

Earnings (Loss) from equity method investment($0.2)($2.3) $0.3($2.2)($0.6)

(1) Represents SunCoke’s 49% share in Visa SunCoke.

SXC Q1 2014 Earnings Call

Despite strong operations,

EBITDA was $0.1M in Q1 ’14

Weak margins driven by high industry coke inventories and Chinese import competition pressure Focused on improving profitability and cash flow from business

Reconciliation from Net Income to Adjusted EBITDA

$ in millions

Q1 2014 FY 2013 Q4 2013 Q3 2013 Q2 2013 Q1 2013

Net Income(3.8) 50.1 18.7 12.3 12.7 6.4

Add: Depreciation, depletion and

amortization 29.0 96.0 25.5 23.2 23.4 23.9

Add: Interest expense, net 12.1 52.3 12.3 12.1 12.1 15.8

Add: Income Tax(4.2) 6.7 0.2 0.6 1.1 4.8

EBITDA 33.1 205.1 56.7 48.2 49.3 50.9

Add: Sales discount(0.5) 6.8 1.1 2.2 2.1 1.4

Add: Adjustment to

unconsolidated affiliate earnings 1.0 3.2 1.9 0.3 1.0 -

Adjusted EBITDA 33.6 215.1 59.7 50.7 52.4 52.3

Adjusted EBITDA attributable to

noncontrolling interests(9.3)(41.2)(12.2)(9.9)(10.7)(8.4)

Adjusted EBITDA attributable to

SXC 24.3 173.9 47.5 40.8 41.7 43.9

SXC Q1 2014 Earnings Call

Reconciliation of Segment Adjusted EBITDA and Adjusted EBITDA per ton

$ in millions, except per ton data	Domestic Coke	Brazil Coke	India Coke (1)	Coal Mining	Coal Logistics	Corporate	Combined
Q1 2014							
Adjusted EBITDA	46.8	1.7	0.1	(8.0)	2.1	(9.1)	**33.6**
Sales Volume (thousands of tons)	948	252	122	398	4,359		
Adjusted EBITDA per Ton	**49.37**	**6.75**	**0.82**	**(20.10)**	**0.48**		
FY 2013							
Adjusted EBITDA	243.2	16.1	0.9	(18.7)	4.7	(31.1)	**215.1**
Sales Volume (thousands of tons)	4,263	876	126	1,652	3,785		
Adjusted EBITDA per Ton	**57.05**	**18.38**	**7.14**	**(11.32)**	**1.24**		
Q4 2013							
Adjusted EBITDA	56.5	11.4	2.2	(8.9)	4.0	(5.5)	**59.7**
Sales Volume (thousands of tons)	1,047	222	53	389	3,649		
Adjusted EBITDA per Ton	**53.96**	**51.35**	**41.50**	**(22.88)**	**1.10**		
Q3 2013							
Adjusted EBITDA	64.3	1.5	(2.1)	(2.6)	0.7	(11.1)	**50.7**
Sales Volume (thousands of tons)	1,084	221	47	433	136		
Adjusted EBITDA per Ton	**59.32**	**6.79**	**(44.68)**	**(6.00)**	**5.15**		
Q2 2013							
Adjusted EBITDA	61.3	1.6	0.8	(2.6)	N/A	(8.7)	**52.4**
Sales Volume (thousands of tons)	1,074	217	26	457	N/A		
Adjusted EBITDA per Ton	**57.08**	**7.37**	**30.77**	**(5.69)**	**N/A**		
Q1 2013							
Adjusted EBITDA	61.1	1.6	N/A	(4.6)	N/A	(5.8)	**52.3**
Sales Volume (thousands of tons)	1,058	216	N/A	367	N/A		
Adjusted EBITDA per Ton	**57.75**	**7.41**	**N/A**	**(12.53)**	**N/A**		

(1) Represents SunCoke's 49% share in Visa SunCoke production and results.

SXC Q1 2014 Earnings Call

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Expected 2014 EBITDA Reconciliation (Revised)

2014E 2014E

(in millions) Low High

Net Income $33 $51

Depreciation, depletion and amortization 125 120

Interest expense, net 50 47

Income tax expense 9 16

EBITDA $217 $234

Sales discounts(1)(1)

Adjustment to unconsolidated affiliate earnings(1) 4 7

Adjusted EBITDA $220 $240

EBITDA attributable to noncontrolling interests(2)(47)(52)

Adjusted EBITDA attributable to SXC $173 $188

(1) Represents SXC share of India JV interest, taxes and depreciation expense.

(2) Represents Adjusted EBITDA attributable to SXCP public unitholders and to DTE Energy’s interest in Indiana Harbor.

SXC Q1 2014 Earnings Call

Capital Expenditures & Investments

Consolidated Capex

($ in millions)	2014E[1]
On-Going[2]	$65
Environmental Project	$43
Indiana Harbor Refurbishment	$24
Coal Logistics & Other	$6
Total CapEx	**$138**
Investments	-
Total CapEx & Investments	**$138**

(1) Does not include spending to initiate construction of potential new coke plant (~$16M) or potential new coal prep plant (~$16M).
(2) Includes $16M in ongoing coal and $49M in ongoing coke capex, including $15M related to Indiana Harbor oven floor and sole flue replacement work.

SXC Q1 2014 Earnings Call

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